                                  EXHIBIT 11(b)

                             CONSENT OF ROPES & GRAY

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 15 to the Registration Statement of American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.

                                /s/ ROPES & GRAY

                                  ROPES & GRAY

Washington, D.C.
June 24, 1997